Exhibit 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Health and Retirement Properties Trust's registration statement on Form S-4 of our report dated February 3, 1998 included in Marriott International, Inc.'s Form 10-K for the fiscal year ended January 2, 1998 (File No. 1-12188) and to all references to our Firm included in this registration Statement.


Washington, D.C.                                       /s/ Arthur Andersen LLP
March 5, 1998